FIRST AMENDEMENT TO REAL ESTATE SALES AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE SALES AGREEMENT ("First Amendment") is made as of April 26, 2006 by and between, LINCOLN-CARLYLE ILLINOIS CENTER, LLC, ("Seller"), and PARKWAY PROPERTIES LP, a Delaware limited partnership ("Purchaser").

            A.        Purchaser and Seller entered into that certain Real Estate Sales Agreement dated effective as of April 18, 2006 (the "Agreement"); and

            B.         Purchaser and Seller have agreed to certain modifications to the Agreement and desire to amend the Agreement to reflect such modifications.

            All capitalized terms not otherwise defined herein shall have the meanings given in the Agreement.

            In consideration of the mutual undertakings and covenants herein contained, Purchaser and Seller hereby covenant and agree as follows:

1.         Purchase Price.  The Purchase Price shall be reduced from $201,000,000 to $198,000,000.

2.         First Earnest Money Deposit.  In the Glossary of Terms, the term First Earnest Money Deposit shall be amended to mean Two Hundred Fifty Thousand Dollars ($250,000).

3.         Second Earnest Money Deposit.  In the Glossary of Terms, the term Second Earnest Money Deposit shall be amended to mean Seven Hundred Fifty Thousand Dollars ($750,000).

4.         First Earnest Money Non-Refundable.  Upon full execution of this First Amendment, the First Earnest Money Deposit shall be non-refundable to Purchaser pursuant to Section 9(g) of the Agreement.

            5.         No Other Amendments.  In all other respects the Agreement shall remain in full force and effect as executed by Purchaser and Seller.

            6.        Facsimile/PDF Signatures.  In order to expedite the execution of this First Amendment, telecopied or PDF signatures may be used in place of original signatures on this First Amendment.  Purchaser and Seller intend to be bound by the signatures on the telecopied or PDF document, are aware that the other party will rely on such signatures, and hereby waive any defenses to the enforcement of the terms of this First Amendment based on the form of signature.

            7.        Counterparts.  This First Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

Signatures to follow on next page

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

SELLER:                                  LINCOLN-CARLYLE ILLINOIS CENTER LLC, a Delaware limited liability company

By:       LINCOLN-CARLYLE ILLINOIS CENTER MEZZANINE LLC, a Delaware limited liability company, its sole member

By:       LINCOLN-ILLINOIS CENTER LLC, a Delaware

limited liability company, its manager

By:       LINCOLN INVESTORS GROUP 3, INC., a

Texas corporation, its manager

By:

Name: John B. Grissim

Title:   Vice President

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

PURCHASER:                                    PARKWAY PROPERTIES LP, a Delaware limited partnership

By:       PARKWAY PROPERTIES GENERAL PARTNERS, INC., a Delaware corporation, its sole general partner

By:

Name

Title:

By:

Name:

Title:

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